UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2012

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 10, 2012, we announced new data from our ongoing Phase 1, open-label, dose-escalation trial of IPI-145, our potent, oral inhibitor of phosphoinositide-3-kinase (PI3K)-delta and PI3K-gamma, in patients with advanced hematologic malignancies.

The full text of our press release announcing this data is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are included in this report:

Exhibit No.	Description

99.1	Press release dated December 10, 2012, entitled Infinity Reports IPI-145 Phase 1 Data Showing Clinical Activity in B-Cell and T-Cell Malignancies at ASH Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: December 10, 2012	By:	/s/ Lawrence E. Bloch
Lawrence E. Bloch, MD, JD
EVP, Chief Financial Officer and Chief Business Officer